UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2010

ADEPT TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-27122	94-2900635
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

5960 Inglewood Drive Pleasanton, CA	94588
(Address of principal executive offices)	(Zip Code)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (925) 245-3400

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01                      Acquisition or Disposition of Assets.

Acquisition of InMoTx, Inc.

On January 5, 2011, Adept Technology, Inc. ("Adept"), announced its entry into an Agreement and Plan of Merger (the "Merger Agreement") dated January 4, 2011, with InMoTx, Inc. ("InMoTx") and an individual serving as the representative of the InMoTx shareholders, to acquire InMoTx by the merger of InMoTx with a subsidiary of Adept (the “Acquisition”).  Reference is made to the Current Report on Form 8-K filed by Adept on January 5, 2011 disclosing this Acquisition by Adept, which was completed on January 10, 2011.

This amendment is being filed to report the Acquisition under Item 2.01 of Form 8-K and to provide the required financial statements and pro forma financial information required by Item 9.01 of Form 8-K.

Item 9.01.                      Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired
The following financial statements of InMoTx, Inc. are attached as Exhibit 99.2 of this Current Report on Form 8-K and incorporated by reference herein:

Consolidated Financial Statements of InMoTx, Inc.

Report of Independent Registered Public Accounting Firm

Consolidated Balance Sheets as of December 31, 2010 and December 31, 2009

Consolidated Statements of Operations for the years ended December 31, 2010 and December 31, 2009

Consolidated Statements of Stockholders’ Deficit and Comprehensive Loss for the years ended December 31, 2010 and December 31, 2009

Consolidated Statements of Cash Flows for the years ended December 31, 2010 and December 31, 2009

Notes to Consolidated Financial Statements

(b)           Pro Forma Financial Information

The following pro forma financial information is attached as Exhibit 99.3 of this Current Report on Form 8-K and incorporated by reference herein:

Unaudited Pro Forma Combined Condensed Financial Data

(d)   Exhibits:

Exhibit	Description

2.5*	Agreement and Plan of Merger among Adept Technology, Inc. and InMoTx, Inc., Fast Food Acquisition Inc., and Robert Spears, as Stockholder Agent, dated as of January 4, 2011

10.1**	Amendment No. 2 to Loan and Security Agreement, dated as of December 30, 2010

23.1	Consent of Independent Certified Public Accounting Firm, Henjes, Conner & Williams, P.C.

23.2	Consent of Independent Certified Public Accounting Firm, Armanino McKenna LLP

99.1**	Press release issued by Adept Technology, Inc. dated January 5, 2011

99.2	InMoTx, Inc. Audited Consolidated Financial Statements for the years ended December 31, 2010 and December 31, 2009

99.3	Unaudited Pro Forma Financial Information

*  Previously filed with and incorporated by reference to the Registrant’s Quarterly Report on Form 10-Q filed with the Securities Exchange Commission on February 7, 2011.  Schedules to this exhibit have not been filed herewith or with the filing incorporated by reference herein, but will be furnished supplementally to the Securities and Exchange Commission upon request.

**  Previously filed with the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on January 5, 2011 which is amended by this Current Report on Form 8-K/A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADEPT TECHNOLOGY, INC.
Date: May 9, 2011	By: /s/ Lisa M. Cummins Lisa M. Cummins Vice President of Finance and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Description

2.5*
Agreement and Plan of Merger among Adept Technology, Inc. and InMoTx, Inc., Fast Food Acquisition Inc., and Robert Spears, as Stockholder Agent, dated as of January 4, 2011 (Incorporated by reference to the Registrant’s Quarterly Report on Form 10-Q filed with the Securities Exchange Commission on February 7, 2011)

10.1**
Amendment No. 2 to Loan and Security Agreement, dated as of December 30, 2010. (Previously filed with the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on January 5, 2011 which is amended by this Current Report on Form 8-K/A)

23.1	Consent of Independent Certified Public Accounting Firm, Henjes, Conner & Williams, P.C.

23.2	Consent of Independent Certified Public Accounting Firm, Armanino McKenna LLP

99.1**
Press release issued by Adept Technology, Inc. dated January 5, 2011. (Previously filed with the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on January 5, 2011 which is amended by this Current Report on Form 8-K/A)

99.2	InMoTx, Inc. Audited Consolidated Financial Statements for the years ended December 31, 2010 and December 31, 2009

99.3	Unaudited Pro Forma Financial Information